Continental General Insurance Company
11001 Lakeline Blvd.
Suite 120
Austin, Texas 78717

PRIVATE & CONFIDENTIAL

March 26, 2021

HC2 Holdings, Inc.
450 Park Avenue, 29th Floor
New York, NY 10022
Email:    jferraro@hc2.com
Attention:    Joseph A. Ferraro

    Re: Preferred Shares

Dear Mr. Ferraro:
Reference is made to that certain Stock Purchase Agreement, dated as of the date hereof, by and among HC2 Holdings 2, Inc., a Delaware corporation (“Seller”), Continental Insurance Group, Ltd., a Delaware corporation (the “Company”), and Continental General Holdings LLC, a Michigan limited liability company (“Purchaser”) (the “Stock Purchase Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, Seller will sell to Purchaser, and Purchaser will purchase from Seller, all of the issued and outstanding shares of capital stock of the Company. Seller is a wholly-owned subsidiary of HC2 Holdings, Inc., a Delaware corporation (“HC2”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Stock Purchase Agreement.
In connection with the transactions contemplated by the Stock Purchase Agreement and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions set forth herein, the parties hereby agree as follows:
1.Agreement Not to Redeem. During the term of this letter agreement, Continental General Insurance Company shall not redeem or seek redemption of any share of HC2 Preferred.
2.Term. This letter agreement shall terminate and be of no further force or effect as of the earlier of (a) the Closing or (b) the valid termination of the Stock Purchase Agreement in accordance with the terms therein; provided that (i) each party hereto shall continue to have the right to pursue any suit, action, claim, litigation or proceeding in respect of any breach of this letter agreement that occurred prior to date the applicable covenant, right or obligation terminated and (ii) this Section 2 and Sections 3–5 shall survive indefinitely.
3.No Modification of Other Terms. This letter agreement is limited to the matters expressly covered herein and no modification is made to the terms of the HC2 Preferred.
4.Miscellaneous. Sections 9.1–9.11 of the Stock Purchase Agreement are hereby incorporated herein by reference, mutatis mutandis.

[Signature Pages Follow]

Very truly yours,

Continental General Insurance Company

By:___________________________________
    Name:
    Title:

[Signature Page – Preferred Shares Letter Agreement]

Confirmed and Agreed to:

HC2 Holdings, Inc.

By:___________________________________
    Name:
    Title:

[Signature Page – Preferred Shares Letter Agreement]

Confirmed and Agreed to:

Continental General Holdings LLC

By:___________________________________
    Name:
    Title:

[Signature Page – Preferred Shares Letter Agreement]